

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income Partners 1987-C, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended June 30, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         114,470
<SECURITIES>                                   0
<RECEIVABLES>                                  221,719
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               344,071
<PP&E>                                         18,251,955
<DEPRECIATION>                                 (15,620,077)
<TOTAL-ASSETS>                                 2,975,949
<CURRENT-LIABILITIES>                          140,806
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,690,628
<TOTAL-LIABILITY-AND-EQUITY>                   2,975,949
<SALES>                                        159,629
<TOTAL-REVENUES>                               163,241
<CGS>                                          0
<TOTAL-COSTS>                                  298,117<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (175,617)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (175,617)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (175,617)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


